Managers Funds Family

Affiliated Transactions (10f-3)

For the period January 1, 2013 - March 31, 2013

Subadviser: Loomis, Sayles & Co., L.P.
January 2013
Fund	Date of Purchase/ Date Offering Commenced	Issuer	CUSIP	Bonds	Purchase Price/ Offering Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares/Units/ Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased By Investment Management	Aggregate Principal Amount of Purchase By All Investment Companies Advised By the Advisor	% of Offering
Managers Bond	01/15/13	Jefferies Group Inc, 5.13% January 2023	472319AL6	9,310,000	$99.721	0.00%	$9,284,025	Natixis Securities North America	400,000,000,000	$400,000,000,000	180,116,687	$180,620,619	0.05%

Subadviser: Urdang Securities Management, Inc.
March 2013
Fund	Date of Purchase/ Date Offering Commenced	Issuer	CUSIP	Shares	Purchase Price/ Offering Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares/Units/ Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased By Investment Management	Aggregate Principal Amount of Purchase By All Investment Companies Advised By the Advisor	% of Offering
Managers Real Estate Securities	03/19/13	Hospitality Properties Trust, Common Stock	44106M102	10,790	$25.55	$0.65	$275,685	Morgan Stanley	14,000,000	$357,700,000	250,000	$6,387,500	1.79%

Subadviser: J.P. Morgan Investment Management LLC
January 2013
Fund	Date of Purchase/ Date Offering Commenced	Issuer	CUSIP	Bonds	Purchase Price/ Offering Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares/Units/ Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased By Investment Management	Aggregate Principal Amount of Purchase By All Investment Companies Advised By the Advisor	% of Offering
Managers High Yield	01/09/13	Halcon Resources Corporation (HKUS 8.875% May 15, 2021 144A)	40537QAC	50,000	$105.00	1.75%	$52,500	Wells Fargo Advisors	1,350,000,000	$1,417,500,000	19,930,000	$20,926,500	1.48%
Managers High Yield	01/09/13	Bombardier Inc. (BBDBCN 6.125% January 15, 2023 144A)	097751BF	15,000	$100.00	1.00%	$15,000	Deutsche Bank Securities	1,250,000,000	$1,250,000,000	13,130,000	$13,130,000	1.05%
Managers High Yield	01/10/13	Kodiak Oil & Gas Corporation (KOG 5.50% January 15, 2021 144A)	50015QAD	20,000	$100.00	1.75%	$20,000	Wells Fargo Advisors	350,000,000	$350,000,000	20,288,000	$20,288,000	5.80%
Managers High Yield	01/14/13	Lear Corporation (LEA 4.75% Janaury 15, 2023 144A)	521865AT	20,000	$100.00	1.31%	$20,000	Citigroup Global Markets	500,000,000	$500,000,000	18,528,000	$18,528,000	3.71%
Managers High Yield	01/16/13	Hexion US Finance Corp (HXN 6.625% April 15, 2020 144A)	428302AD	25,000	$100.75	2.00%	$25,188	Credit Suisse Securities	1,100,000,000	$1,108,250,000	11,850,000	$11,938,875	1.08%

Subadviser: J.P. Morgan Investment Management LLC (continued)
February 2013
Fund	Date of Purchase/ Date Offering Commenced	Issuer	CUSIP	Bonds	Purchase Price/ Offering Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares/Units/ Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased By Investment Management	Aggregate Principal Amount of Purchase By All Investment Companies Advised By the Advisor	% of Offering
Managers High Yield	02/04/13	Caesars Operating Escrow (CZR 9.00% February 15, 2020 144A)	127693AG	35,000	$97.500	1.95%	$34,125	BofA Merrill Lynch	1,500,000,000	$1,462,500,000	14,945,000	$14,571,375	1.00%
Managers High Yield	02/11/13	Triumph Group Inc (TGI 4.875% April 1, 2021 144A)	896818AG	35,000	$100.00	1.75%	$35,000	RBC Capital Market	375,000,000	$375,000,000	16,340,000	$16,340,000	4.36%
Managers High Yield	02/14/13	American Axle & Manufacturing Inc. (AXL 6.25% March 15, 2021)	02406PAM	35,000	$100.00	1.38%	$35,000	BofA Merrill Lynch	400,000,000	$400,000,000	14,170,000	$14,170,000	3.54%
Managers High Yield	02/21/13	Ashland Inc (ASH 3.875% April 15, 2018 144A)	044209AJ	45,000	$100.00	1.25%	$45,000	Citigroup Global Markets	700,000,000	$700,000,000	48,140,000	$48,140,000	6.88%
Managers High Yield	02/21/13	Ashland Inc (ASH 4.75% August15, 2022 144A)	044209AN	45,000	$99.059	1.25%	$44,577	Citigroup Global Markets	650,000,000	$643,883,500	38,781,000	$38,416,071	5.97%
Managers High Yield	02/28/13	Huntsman International LLC (HUN 4.875% November 15, 2020 144A)	44701QBA	10,000	$98.50	1.00%	$9,850	Barclays Capital Inc.	250,000,000	$246,250,000	4,705,000	$4,634,425	1.88%
Managers High Yield	02/28/13	CCO Holdings, LLC (CHTR 5.25% March 15, 2021 144A)	1248EPBA	35,000	$100.00	1.15%	$35,000	Deutsche Bank Securities	500,000,000	$500,000,000	41,865,000	$41,865,000	8.37%

RULE 10f-3 REPORTING FORM

Name of Adviser/Subadviser: Loomis, Sayles & Company. L.P.

Name of Fund: Managers Bond Fund

Total Net Assets of Fund: $2,410,692,506

Issuer: Jefferies Group Inc

Underwriter(s) See attached

Affiliated Underwriter in the Syndicate: Natixis Securities North America

Date of Purchase: 1/15/13

Date of Offering: 1/15/13

Amount of Purchase: 1 $180,620,619

Purchase Price: $99.721

Commission or Spread:

Check that all the following conditions have been met (any exceptions should be discussed prior to commitment):

☒	The securities are (i) part of an issue registered under the Securities Act of 1933 (the “1933 Act”) that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940, (iii) “municipal securities” as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

☒	the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors).

[1]	Include all purchases made by two or more funds which have the same investment adviser or sub-adviser.

If the securities meet condition (iii):

☐	such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).

☒	The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

☒	The underwriting was a firm commitment.

☒	The commission, spread or profit was reasonable and fair compared to that being received by others for underwriting similar securities during a comparable period of time.

☒	The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund’s investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.[2]

☒	No underwriter which is an affiliate of the Fund’s adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

☒	The purchase was not part of a group sale (or part of the institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.

Signature:
Signed by:	Chip Bankes
Date:	1/31/13

[2]	Special counting rules apply for Rule 144A offerings.

DES
JEFFERIES GROUP JEF 5 18 01/20/23 106.360/106.360 (4.32/4.32) TRAC

JEF 5 18 01/20/23 Corp	99) Feedback	Page 1/11	Description: Bond

94) Notes	95) Buy	96) Sell	97) Settings

21) Bond Description	22) Issuer Description

Pages	Issuer Information	Identifiers
1) Bond Info	NAME JEFFERIES GROUP LLC	BB Number EJ5166487
2) Addtl Info	Industry Financial Services	CUSIP 472319AL6
3) Covenants	Security Information	ISIN US472319AL69
4) Guarantors	Mkt of Issue Global	Bond Ratings
5) Bond Ratings	Country US Currency USD	Moody’s Baa3
6) Identifiers	Rank Sr Unsecured Series	S&P BBB
7) Exchanges	Coupon 5.125 Type Fixed	Fitch BBB-
8) Inv Parties	Cpn Freq S/A	Composite BBB-
9) Fees, Restrict	Day Cnt 30/360 Iss Price 99.72100	Issuance & Trading
10) Schedules	Maturity 01/20/2023	Amt Issued/Outstanding
11) Coupons	MAKE WHOLE @50 until 01/20/23	USD 600,000.00 (M) /
	Issue Spread 332.50bp vs T 1 58 11/22	USD 600,000.00 (M)
Quick Links	Calc Type (l)STREET CONVENTION	Min Piece/Increment
32) ALLQ Pricing	Announcement Date 01/15/2013	5,000.00 / 1,000.00
33) QRD Quote Recap	Interest Accrual Date 01/18/2013	Par Amount 1,000.00
34) TDH Trade Hist	1st Settle Date 01/18/2013	Book Runner JEFF-sole
35) CACS Corp Action	1st Coupon Date 07/20/2013	Reporting TRACE
36) CF Prospectus
37) CN Sec News
38) HDS Holders

66) Send Bond

Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000 Japan 81 3 3201 8900         Singapore 65 6212 1000         U.S. 1 212 318 2000         Copyright 2013 Bloomberg Finance L.P.

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JEF 5 18 01/20/23 Corp	99) Feedback	Page 8/11	Description: Bond

94) Notes	95) Buy	96) Sell	97) Settings

21) Bond Description	22) Issuer Description

Pages	Involved Parties
1) Bond Info	Date	Groups
2) Addtl Info	51) 01/15/2013	Syndicate
3) Covenants	52) 01/15/2013	Agents-Trustees/Etc.
4) Guarantors	53) 01/15/2013	Legal Adviser
5) Bond Ratings
6) Identifiers	Syndicate
7) Exchanges	Role		Name		Amount (M)
8) Inv Parties	Sole Manager		Jefferies & Co
9) Fees, Restrict	Co-Manager(s)		Barclays Capital
10) Schedules	Co-Manager(s)		BNY Mellon Capital Markets LLC
11) Coupons	Co-Manager(s)		Citigroup Global Markets Inc
	Co-Manager(s)		Credit Suisse Securities USA LLC
Quick Links	Co-Manager(s)		Deutsche Bank Securities Inc
32) ALLQ Pricing	Co-Manager(s)		HSBC Securities
33) QRD Quote Recap	Reopenings History
34) TDH Trade Hist	Auction Type		Announce Date	Effective Date	Amount
35) CACS Corp Action	New Issue		01/15/2013	01/15/2013	600,000.00
36) CF Prospectus
37) CN Sec News
38) HDS Holders

66) Send Bond

Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000 Japan 81 3 3201 8900         Singapore 65 6212 1000         U S. 1 212 318 2000         Copyright 2013 Bloomberg Finance L.P.

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JEF 5 18 01/20/23 Corp	99) Feedback	Page 8/11	Description: Bond

94) Notes	95) Buy	96) Sell	97) Settings

21) Bond Description	22) Issuer Description

Pages	Involved Parties
1) Bond Info	Date	Groups
2) Addtl Info	51) 01/15/2013	Syndicate
3) Covenants	52) 01/15/2013	Agents-Trustees/Etc.
4) Guarantors	53) 01/15/2013	Legal Adviser
5) Bond Ratings
6) Identifiers	Syndicate
7) Exchanges	Role		Name		Amount (M)
8) Inv Parties	Co-Manager(s)		JMP Securities
9) Fees, Restrict	Co-Manager(s)		JP Morgan Securities
10) Schedules	Co-Manager(s)		Keefe Bruyette & Woods
11) Coupons	Co-Manager(s)		Knight Capital Americas LP
	Co-Manager(s)		Merrill Lynch Pierce Fenner & Smith
Quick Links	Co-Manager(s)		Morgan Stanley & Co Inc
32) ALLQ Pricing	Co-Manager(s)		Natixis Securities North America In
33) QRD Quote Recap	Reopenings History
34) TDH Trade Hist	Auction Type		Announce Date	Effective Date	Amount
35) CACS Corp Action	New Issue		01/15/2013	01/15/2013	600,000.00
36) CF Prospectus
37) CN Sec News
38) HDS Holders

66) Send Bond

Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000 Japan 81 3 3201 8900         Singapore 65 6212 1000         U.S. 1 212 318 2000         Copyright 2013 Bloomberg Finance L.P.

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JEF 5 18 01/20/23 Corp	99) Feedback	Page 8/11	Description: Bond

94) Notes	95) Buy	96) Sell	97) Settings

21) Bond Description	22) Issuer Description

Pages	Involved Parties
1) Bond Info	Date	Groups
2) Addtl Info	51) 01/15/2013	Syndicate
3) Covenants	52) 01/15/2013	Agents-Trustees/Etc.
4) Guarantors	53) 01/15/2013	Legal Adviser
5) Bond Ratings
6) Identifiers	Syndicate
7) Exchanges	Role		Name		Amount (M)
8) Inv Parties	Co-Manager(s)		Natixis Securities North America In
9) Fees, Restrict	Co-Manager(s)		Oppenheimer & Co
10) Schedules	Co-Manager(s)		RBC Capital Markets LLC
11) Coupons	Co-Manager(s)		Sandler O’Neill & Partners
	Co-Manager(s)		Stephens Inc
Quick Links	Co-Manager(s)		Stifel Nicolaus & Co Inc
32) ALLQ Pricing	Co-Manager(s)		US Bancorp Investments Inc
33) QRD Quote Recap	Reopenings History
34) TDH Trade Hist	Auction Type		Announce Date	Effective Date	Amount
35) CACS Corp Action	New Issue		01/15/2013	01/15/2013	600,000.00
36) CF Prospectus
37) CN Sec News
38) HDS Holders

66) Send Bond

Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000 Japan 81 3 3201 8900         Singapore 65 6212 1000         U.S. 1 212 318 2000         Copyright 2013 Bloomberg Finance L.P.

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JEF 5 18 01/20/23 Corp	99) Feedback	Page 9/11	Description: Bond

94) Notes	95) Buy	96) Sell	97) Settings

21) Bond Description	22) Issuer Description

Pages	Fees & Sales Restrictions Information
1) Bond Info	Sales Restrictions	Fee Information	Governing Law
2) Addtl Info	UNITED KINGDOM	Total Gross 0.45%	New York
3) Covenants	JAPAN	Underwriter Fee 0.45%
4) Guarantors	SINGAPORE
5) Bond Ratings	HONG KONG
6) Identifiers	EEA
7) Exchanges
8) Inv Parties
9) Fees, Restrict
10) Schedules
11) Coupons

Quick Links
32) ALLQ Pricing
33) QRD Quote Recap
34) TDH Trade Hist
35) CACS Corp Action
36) CF Prospectus
37) CN Sec News
38) HDS Holders

66) Send Bond

Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000 Japan 81 3 3201 8900         Singapore 65 6212 1000         U.S. 1 212 318 2000         Copyright 2013 Bloomberg Finance L.P.

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RULE 10F-3 REPORT FORM FOR URDANG

Managers Real Estate Securities Fund

Record Of Securities Purchased Rule 10f-3 Procedures

1.	Name of Portfolio: Managers Real Estate Securities Fund

2.	Name of Issuer: Hospitality Properties Trust, Common Stock

3.	Underwriter from whom purchased: Morgan Stanley

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: BNY Mellon Capital

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $6,387,500 / 250,000 shs

6.	Aggregate principal amount of offering: $357,700,000 / 14,000,000 shs

7.	Purchase price (net of fees and expenses): $25.55

8.	Offering price at close of first day on which any sales were made: $25.55

9.	Date of Purchase: 03/19/2013

10.	Date offering commenced: 03/19/2013

11.	Commission, spread or profit: % or $0.65

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☐	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

		Yes	No
c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144 A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(l), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name
Title:	R. Joseph Law, Chief Compliance Officer
Date:	3/20/13

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

1Q13

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See attached

3.	Underwriter from whom purchased: See attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See attached

6.	Aggregate principal amount of offering: See attached

7.	Purchase price (net of fees and expenses): See attached

8.	Offering price at close of first day on which any sales were made: See attached

9.	Date of Purchase: See attached

10.	Date offering commenced: See attached

11.	Commission, spread or profit: See attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☐	☒

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	Yes ☒	No ☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of securities other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	April 25, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

1Q13

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See attached

3.	Underwriter from whom purchased: See attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See attached

6.	Aggregate principal amount of offering: See attached

7.	Purchase price (net of fees and expenses): See attached

8.	Offering price at close of first day on which any sales were made: See attached

9.	Date of Purchase: See attached

10.	Date offering commenced: See attached

11.	Commission, spread or profit: See attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

	(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:	☐	☐

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	April 25, 2013

Fund	Account Number	Trade Date	Issuer	Cusip	Bonds	Offering Price	Spread	Cost
Managers High Yield	145730	01/09/13	Halcon Resources Corporation (HKUS 8.875% May 15,2021 144A)	40537QAC	50,000	$105.00	1.75%	$52,500
Managers High Yield	145730	01/09/13	Bombardier Inc. (BBDBCN 6.125% January 15, 2023 144A)	097751BF	15,000	$100.00	1.00%	$15,000
Managers High Yield	145730	01/10/13	Kodiak Oil & Gas Corporation (KOG 5.50% January 15, 2021 144A)	50015QAD	20,000	$100.00	1.75%	$20,000
Managers High Yield	145730	01/14/13	Lear Corporation (LEA 4.75% Janaury 15, 2023 144A)	521865AT	20,000	$100.00	1.31%	$20,000
Managers High Yield	145730	01/16/13	Hexion US Finance Corp (HXN 6.625% April 15, 2020 144A)	428302AD	25,000	$100.750	2.00%	$25,188

Dealer Executing Trade	Total Fund Assets	% of Fund	Total Shares/ Units/ Bonds Offered	Total Proceeds before discount	Total Proceeds after discount	Total Bonds Purchased by Investment Management	Total Price paid	% of Offering
Wells Fargo Advisors	$1,000,000,000	0.01%	1,350,000,000	$1,417,500,000	$1,393,875,000	19,930,000	$20,926,500	1.48%
Deutsche Bank Securities	$1,000,000,000	0.00%	1,250,000,000	$1,250,000,000	$1,237,500,000	13,130,000	$13,130,000	1.05%
Wells Fargo Advisors	$1,000,000,000	0.00%	350,000,000	$350,000,000	$343,875,000	20,288,000	$20,288,000	5.80%
Citigroup Global Markets	$1,000,000,000	0.00%	500,000,000	$500,000,000	$493,450,000	18,528,000	$18,528,000	3.71%
Credit Suisse Securities	$1,000,000,000	0.00%	1,100,000,000	$1,108,250,000	$1,086,250,000	11,850,000	$11,938,875	1.08%

Fund	Account Number	Trade Date	Issuer	Cusip	Bonds	Offering Price	Spread	Cost
Managers High Yield	145730	02/04/13	Caesars Operating Escrow (CZR 9.00% February 15, 2020 144A)	127693AG	35,000	$97.500	1.95%	$34,125
Managers High Yield	145730	02/11/13	Triumph Group Inc (TGI 4.875% April 1, 2021 144A)	896818AG	35,000	$100.00	1.75%	$35,000
Managers High Yield	145730	02/14/13	American Axle & Manufacturing Inc. (AXL 6.25% March 15, 2021)	02406PAM	35,000	$100.00	1.38%	$35,000
Managers High Yield	145730	02/21/13	Ashland Inc (ASH 3.875% April 15, 2018 144A)	044209AJ	45,000	$100.00	1.25%	$45,000
Managers High Yield	145730	02/21/13	Ashland Inc (ASH 4.75% August15, 2022 144A)	044209AN	45,000	$99.059	1.25%	$44,577
Managers High Yield	145730	02/28/13	Huntsman International LLC (HUN 4.875% November 15, 2020 144A)	44701QBA	10,000	$98.50	1.00%	$9,850
Managers High Yield	145730	02/28/13	CCO Holdings, LLC (CHTR 5.25% March 15, 2021 144A)	1248EPBA	35,000	$100.00	1.15%	$35,000

Dealer Executing Trade	Total Fund Assets	% of Fund	Total Shares/ Units/ Bonds Offered	Total Proceeds before discount	Total Proceeds after discount	Total Bonds Purchased by Investment Management	Total Price paid	% of Offering
BofA Merrill Lynch	$1,000,000,000	0.00%	1,500,000,000	$1,462,500,000	$1,433,250,000	14,945,000	$14,571,375	1.00%
RBC Capital Market	$1,000,000,000	0.00%	375,000,000	$375,000,000	$368,437,500	16,340,000	$16,340,000	4.36%
BofA Merrill Lynch	$1,000,000,000	0.00%	400,000,000	$400,000,000	$394,500,000	14,170,000	$14,170,000	3.54%
Citigroup Global Markets	$1,000,000,000	0.00%	700,000,000	$700,000,000	$691,250,000	48,140,000	$48,140,000	6.88%
Citigroup Global Markets	$1,000,000,000	0.00%	650,000,000	$643,883,500	$635,758,500	38,781,000	$38,416,071	5.97%
Barclays Capital Inc.	$1,000,000,000	0.00%	250,000,000	$246,250,000	$243,750,000	4,705,000	$4,634,425	1.88%
Deutsche Bank Securities	$1,000,000,000	0.00%	500,000,000	$500,000,000	$494,250,000	41,865,000	$41,865,000	8.37%

Managers Funds Family

Affiliated Transactions (Rule 10f-3)

For the period April 1, 2013 - June 30, 2013

Subadvisor: Loomis, Sayles & Co., L.P.
May 2013
Fund	Date of Purchase/ Date Offering Commenced	Issuer	CUSIP	Bonds	Purchase Price/ Offering Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares/Units/ Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased By Investment Management	Aggregate Principal Amount of Purchase By All Investment Companies Advised By the Advisor	% of Offering
Managers Global Income Opportunity Fund	05/07/13	Citigroup Inc 3.5% 5/15/2023	172967GT2	85,000	$99.457	0.45%	$84,538	Citigroup Global Markets	1,250,000,000	$1,250,000,000	700,000	$69,619,900	0.06%

Subadvisor: CenterSquare Investment Management, Inc. (fka Urdang Securities Management, Inc.)
May 2013
Fund	Date of Purchase/ Date Offering Commenced	Issuer	CUSIP	Shares	Purchase Price/ Offering Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares Offered	Aggregate Principal Amount of Offering	Total Shares Purchased By Investment Management	Aggregate Principal Amount of Purchase By All Investment Companies Advised By the Advisor	% of Offering
Managers Real Estate Securities	05/09/13	Health Care REIT, Inc.	42217K106	6,750	$73.50	$1.54	$496,125	UBS Investment Bank	20,000,000	$1,470,000,000	150,000	$11,025,000	0.75%
Managers Real Estate Securities	05/14/13	Alexandria Real Estate Equities, Inc.	015271109	6,110	$73.50	$2.94	$449,085	Merrill Lynch	6,600,000	$485,100,000	125,000	$9,187,500	1.89%

Subadvisor: J.P. Morgan Investment Management LLC
April 2013
Fund	Date of Purchase/ Date Offering Commenced	Issuer	CUSIP	Bonds	Purchase Price/ Offering Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares/Units/ Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased By Investment Management	Aggregate Principal Amount of Purchase By All Investment Companies Advised By the Advisor	% of Offering
Managers High Yield	04/02/13	Continental Resources (CLR 4.50% April 15, 2023 144A)	212015AK	35,000	$100.00	1.38%	$35,000	BofA Merrill Lynch	1,500,000,000	$1,500,000,000	37,895,000	$37,895,000	2.53%
Managers High Yield	04/12/13	Memorial Production Partners LP and Memorial Production Finance Corp. (MEMPRT 7.625% May 1, 2021 144A)	586049AA	20,000	$98.521	2.00%	$19,704	Wells Fargo Securities	300,000,000	$295,563,000	19,263,000	$18,978,100	6.42%
Managers High Yield	04/23/13	Hiland Partners, LP and Hiland Partners Finance Corp. (HLND 7.25% October 1, 2020 144A)	43129TAA	10,000	$109.00	1.92%	$10,900	BofA Merrill Lynch	150,000,000	$163,500,000	9,839,000	$10,724,510	6.56%
Managers High Yield	04/25/13	AES Corporation (AES 4.875% May 15, 2023)	00130HBT	30,000	$100.00	1.50%	$30,000	Morgan Stanley and Company	500,000,000	$500,000,000	18,605,000	$18,605,000	3.72%
Managers High Yield	04/25/13	CST Brands Inc (CST 5.00% May 1, 2023 144A)	12646RAA	10,000	$100.00	1.75%	$10,000	Credit Suisse Securities	550,000,000	$550,000,000	14,856,000	$14,856,000	2.70%
Managers High Yield	04/30/13	Constellation Brands Inc (STZ 3.75% May 1, 2021)	21036PAK	20,000	$100.00	1.25%	$20,000	BofA Merrill Lynch	500,000,000	$500,000,000	18,705,000	$18,705,000	3.74%
Managers High Yield	04/30/13	Constellation Brands Inc (STZ 4.25% May 1, 2023)	21036PAL	20,000	$100.00	1.25%	$20,000	BofA Merrill Lynch	1,050,000,000	$1,050,000,000	27,959,000	$27,959,000	2.66%

Subadvisor: J.P. Morgan Investment Management LLC (continued)
May 2013
Fund	Date of Purchase/ Date Offering Commenced	Issuer	CUSIP	Bonds	Purchase Price/ Offering Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares/Units/ Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased By Investment Management	Aggregate Principal Amount of Purchase By All Investment Companies Advised By the Advisor	% of Offering
Managers High Yield	05/02/13	Sirius XM Radio Inc (SIRI 4.25% May 15, 2020 144A)	82967NAJ	15,000	$100.00	1.13%	$15,000	BofA Merrill Lynch	500,000,000	$500,000,000	15,296,000	$15,296,000	3.06%
Managers High Yield	05/07/13	Atlas Pipeline Partners L.P. and Atlas Pipeline Finance Corporation (APL 4.75% November 15, 2021 144A)	04939MAK	20,000	$100.00	1.96%	$20,000	Citigroup Global Markets	400,000,000	$400,000,000	24,210,000	$24,210,000	6.05%
Managers High Yield	05/08/13	BOE Intermediate Holdings Corp. (BOEHOL 9.00% November 1, 2017 144A)	09701BAA	25,000	$99.00	2.00%	$24,750	BofA Merrill Lynch	285,000,000	$282,150,000	11,950,000	$11,830,500	4.19%
Managers High Yield	05/09/13	First Quality Finance Company, Inc. (FIRSTQ 4.625% May 15, 2021 144A)	336130AA	20,000	$100.00	1.75%	$20,000	Wells Fargo Advisors	600,000,000	$600,000,000	24,199,000	$24,199,000	4.03%
Managers High Yield	05/09/13	Claire’s Stores Inc (CLE 7.75% June 1, 2020 144A)	179584AQ	15,000	$100.00	1.50%	$15,000	Goldman Sachs & Company	320,000,000	$320,000,000	15,687,000	$15,687,000	4.90%
Managers High Yield	05/16/13	NII International Telecom S.C.A. (NIHD 7.875% August 15, 2019 144A)	62914QAD	30,000	$100.00	1.00%	$30,000	Goldman Sachs and Company	700,000,000	$700,000,000	14,170,000	$14,170,000	2.02%
Managers High Yield	05/22/13	Legacy Reserves LP and Legacy Reserves Finance Corporation (LGCY 6.625% December 1, 2021 144A)	52471TAC	30,000	$98.405	1.90%	$29,522	Wells Fargo Advisors	250,000,000	$246,012,500	14,940,000	$14,701,707	5.98%

Subadvisor: J.P. Morgan Investment Management LLC (continued)
June 2013
Fund	Date of Purchase/ Date Offering Commenced	Issuer	CUSIP	Bonds	Purchase Price/ Offering Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares/ Units/Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased By Investment Management	Aggregate Principal Amount of Purchase By All Investment Companies Advised By the Advisor	% of Offering
Managers High Yield	06/17/13	Service Corporation International (SCI 5.375% January 15, 2022 144A)	817565BX	10,000	$100.00	2.25%	$10,000	Wells Fargo Advisors	425,000,000	$425,000,000	9,101,000	$9,101,000	2.14%
Managers High Yield	06/27/13	Valeant Pharmaceuticals International Inc. - VPII Escrow Corp. (VRXCN 7.50% July 15, 2021 144A)	92912EAA	60,000	$100.00	1.25%	$60,000	Goldman Sachs and Company	1,625,000,000	$1,625,000,000	67,411,000	$67,411,000	4.15%